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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 27, 2002
                                                 ------------------

                             Party City Corporation.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

       Delaware                    0-27826                  22-3033692
    ---------------            ----------------           -------------
    (State or other            (Commission File           (IRS Employer
    jurisdiction of                Number)              Identification No.)
     incorporation)

                400 Commons Way
              Rockaway, New Jersey                      07866
        -------------------------------              ----------
        (Address of principal executive              (Zip Code)
                    offices)

Registrant's telephone number, including area code (973) 983-0888
                                                   --------------

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 9.  REGULATION FD DISCLOSURE

         On September 27, 2002, the registrant filed its Annual Report on Form 10-K for the annual period ended June 29, 2002 (the "Form 10-K") with the Securities and Exchange Commission. In connection with the filing of the Form 10-K, the registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. Section 1350, as created by
Section 906 of the Sarbanes-Oxley Act of 2002:

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Party City Corporation (the "Company") hereby certifies, to the best of such officer's knowledge, that:

         (i) the accompanying Annual Report on Form 10-K of the Company for the annual period ended June 29, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 27, 2002

                                          /s/ James Shea
                                          -----------------------
                                          James Shea
                                          Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Party City Corporation (the "Company") hereby certifies, to the best of such officer's knowledge, that:

         (i) the accompanying Annual Report on Form 10-K of the Company for the annual period ended June 29, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 27, 2002

                                          /s/ Linda M. Siluk
                                          -----------------------
                                          Linda M. Siluk
                                          Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PARTY CITY CORPORATION



                                    By: /s/ Linda M. Siluk
                                        ------------------
                                        Linda M. Siluk
                                        Chief Financial Officer

Date   September 27, 2002
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*Print name and title of the signing officer under his signature.


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